EXHIBIT 10.4

BJ’S RESTAURANTS, INC.

1996 STOCK OPTION PLAN

i

TABLE OF CONTENTS

(CONTINUED)

ii

BJ’S RESTAURANTS, INC.

AMENDED AND RESTATED

1996 STOCK OPTION PLAN

1. Purpose. The purpose of this Amended and Restated 1996 Stock Option Plan (“Plan”) is to further the growth and development of BJ’s Restaurants, Inc. (“Company”) by providing, through ownership of stock of the Company, an incentive to directors, officers, outside consultants and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to render services to and enter the employment of the Company or its subsidiaries. This Plan became effective on the Effective Date (as provided in Section 10) and was amended and restated as of September     , 2004 to reflect (a) the change in the name of the Company from Chicago Pizza & Brewery, Inc. to BJ’s Restaurants, Inc., effective as of August     , 2004; (b) amendments to Section 7.5 and 7.16(a) of the Plan adopted by the Board of Directors as of September     , 2004; and (c) the cumulative changes made pursuant to the following prior amendments: (1) Amendment No. One, adopted July 21, 1999, restating Sections 6 and 10 of the Plan; (2) Amendment No. Two, adopted September     , 2001, restating Sections 7.5, 7.6, 7.16(b) and 7.16(c) and adding Section 17.17; and (3) Amendment No. 3, adopted July     , 2002, restating Section 7.16(a). This Plan shall apply to options granted on or after the Effective Date. This Plan replaces in its entirety the Chicago Pizza Stock 1996 Stock Option Plan, as amended by the Amendments referred to herein.

2. Incentive and Non-Qualified Stock Options. Two types of Stock Options (referred to herein as “Options” without distinction between such two types) may be granted under the Plan: Options intended to qualify as Incentive Stock Options under Section 422 of the Code and Non-Qualified Stock Options not specifically authorized or qualified for favorable income tax treatment by the Code.

3. Definitions. The following definitions are applicable to the Plan:

3.1 Board. The Board of Directors of the Company.

3.2 Code. The Internal Revenue Code of 1986, as amended from time to time.

3.3 Common Stock. The shares of Common Stock of the Company.

3.4 Company. BJ’s Restaurants, Inc., a California corporation.

3.5 Consultant. An individual or entity that renders professional services to the Company as an independent contractor and is not an employee or under the direct supervision and control of the Company.

3.6 Disabled or Disability. For the purposes of Section 7.4, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

3.7 Fair Market Value. For purposes of the Plan, the “fair market value” per share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges or the Nasdaq National Market, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or as reported by Nasdaq, or (b) if the Common Stock is not then listed on an exchange or the Nasdaq National Market, but is quoted on the Nasdaq Small Cap Market, the Nasdaq electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by Nasdaq or the National Quotation Bureau, as the case may be, on last trading day immediately preceding such date, or (c) if the Common Stock is not then listed on an exchange or the Nasdaq National Market, or quoted by Nasdaq or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator. Notwithstanding the foregoing, the “fair market value” per share of common stock subject to any Option that is granted under this Plan on the date the Company’s initial public offering is declared effective by the Securities and Exchange Commission shall be the “Price to Public” specified in the final Prospectus distributed in connection with the public offering of the Company Common Stock.

3.8 Incentive Stock Option. Any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

3.9 Non-Qualified Stock Option. Any Stock Option that is not an Incentive Stock Option.

3.10 Optionee. The recipient of a Stock Option.

3.11 Plan. This BJ’s Restaurants, Inc. 1996 Stock Option Plan, as amended from time to time.

3.12 Plan Administrator. The Board or the Committee designated pursuant to Section 4 to administer, construe and interpret the terms of the Plan.

3.13 Stock Option or Option. Any option to purchase shares of Common Stock granted pursuant to Section 7.

4. Administration.

4.1 Administration by Board. Subject to Section 4.2 hereof, the Plan Administrator shall be the Board of Directors of the Company (the “Board”) during such periods of time as all members of the Board are both “disinterested persons” as defined in Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission (a “disinterested person”) and “outside directors” as defined in Prop. Treas. Regs. §1.162-27(e)(3) (“outside directors”). Anything to the contrary notwithstanding, the requirement that all members of the Board be disinterested persons and outside directors shall not apply for any period of time prior to the date the Company’s Common Stock becomes registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended and, effective on and after August 15, 1996, the requirement that all members of the Board be disinterested persons shall not apply. Subject to the provisions of the Plan, the Plan

Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees and non-employee consultants (as determined pursuant to Section 5) of the Company and its subsidiaries those employees and consultants to whom Stock Options will be granted, to determine the timing and manner of the grant of the Options, to determine the exercise price, the number of shares covered by and all of the terms of the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. Prior to August 15, 1996, the Board shall have no discretion with respect to the selection of non-employee directors to receive options under the Plan, the number of shares of stock subject to any such options, or the purchase price thereof. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

4.2 Administration by Committee. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator and, subject to the provisions of Section 4.1 of the Plan, at any time the Board includes any person who is not a disinterested person and an outside director, the Board shall delegate all of its duties as Plan Administrator during such period of time to the Stock Option and Retirement Plans Committee (the “Committee”) of not fewer than two (2) members of the Board, all of the members of which Committee shall be persons who, in the opinion of counsel to the Company, are disinterested persons and outside directors, to be appointed by and serve at the pleasure of the Board. Effective on and after August 15, 1996, the requirement that Committee members be disinterested persons shall not apply and all of the members of the Committee shall be persons who, in the opinion of counsel to the Company, are outside directors and “non-employee directors” within the meaning of Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

5. Eligibility. Any employee or director (including any officer or director who is an employee) of the Company or any of its subsidiaries shall be eligible to receive an Option under the Plan; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price (determined in the manner provided in Section 7.2) is at least 110% of the fair market value of the shares subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. An employee may receive more than one Option under the Plan. Non-Employee Directors shall be eligible to receive Non-Qualified Stock Options pursuant to the terms and conditions of Section 7.16. In addition, Non-Qualified Stock Options may be granted to Consultants who are selected by the Plan Administrator.

6. Shares Subject to Options. The stock available for grant of Options under the Plan shall be shares of the Company’s authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Options granted under the Plan, as amended, shall not exceed 1,200,000 shares of Common Stock (subject to adjustment as provided in Section 7.13), including shares previously issued under the Plan. The maximum number of shares for which an Option may be granted to any Optionee during any calendar year shall not exceed 500,000 shares. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with respect to such shares.

7. Terms and Conditions of Options. Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

7.1 Number of Shares Subject to Option. Each Option agreement shall specify the number of shares subject to the Option.

7.2 Option Price. The purchase price for the shares subject to any Option shall be determined by the Plan Administrator at the time of grant, but shall not be less than 85% of Fair Market Value per share. Anything to the contrary notwithstanding, the purchase price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted. In the case of any Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the Option price shall not be less than 110% of the fair market value per share of the Common Stock of the Company on the date the Option is granted. For purposes of determining the stock ownership of an employee, the attribution rules of Code Section 424(d) shall apply.

7.3 Notice and Payment. Any exercisable portion of a Stock Option may be exercised only by:

(a) delivery of a written notice to the Company, prior to the time when such Stock Option becomes unexercisable under Section 7.4, stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator;

(b) payment in full of the exercise price of such Option by, as applicable, delivery of (i) cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased, (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Stock Option (a “cashless exercise”), or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, shares of the Company’s Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option or portion is thereby exercised (a “stock-for-stock exercise”);

(c) payment of the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by (i) cash or check payable to the Company, (ii) cashless exercise, (iii) stock-for-stock exercise, or (iv) a combination of one or more of the foregoing payment methods; and

(d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or to his designee) a certificate for the number of shares of Common Stock for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise.

Notwithstanding the foregoing, the Company, in its sole discretion, may extend and maintain, or arrange for the extension and maintenance of, credit to any Optionee to finance the Optionee’s purchase of shares pursuant to exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

7.4 Term of Option. No Option shall be exercisable after the expiration of the earliest of (a) ten years after the date the Option is granted, (b) three months after the date the Optionee’s employment with the Company and its subsidiaries terminates, or a Non-Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is for any reason other than Disability or death, (c) one year after the date the Optionee’s employment with the Company and its subsidiaries terminates, or a Non-Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is a result of death or Disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term set forth in (a), above, shall not be more than five years after the date the Option is granted.

7.5 Exercise of Option. No Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee or (for periods prior to August 15, 1996) in the event the Company’s Common Stock becomes registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, at any time prior to six months from the date the Option is granted. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall be exercisable. Unless otherwise provided by the Plan Administrator, each Option granted under the Plan shall become exercisable on a cumulative basis as to one-third (1/3) of the total number of shares covered thereby on or after the two year anniversary date of the date the Option is granted and an additional one-third (1/3) of such total number of shares on or after the f each consecutive anniversary date thereafter until the Option has become exercisable as to all of such total number of shares. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

7.6 No Transfer of Option. No Option shall be transferable by an Optionee otherwise than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in Title 17, Section 240.16a-1(e) of the Code of Federal Regulations.

7.7 Limit on Incentive Stock Options. The aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent that the aggregate Fair Market Value (determined at the time of the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. The determination of which Stock Options shall be treated as Non-Qualified Stock Options shall be made by taking Stock Options into account in the order in which they were granted.

7.8 Restriction on Issuance of Shares. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended, or other state securities laws. If an Optionee acquires shares of Common Stock pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock shall be subject to restrictions on transfer. The Company may place a legend on the certificates evidencing the shares, reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section. In addition, the Optionee may be required to execute a buy-sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of such agreement shall apply to such shares.

7.9 Investment Representation. Any Optionee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise of the Option will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

7.10 Rights as a Shareholder or Employee. An Optionee or transferee of an Option shall have no right as a stockholder of the Company with respect to any shares covered by any Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 7.13. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee’s employment at any time.

7.11 No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

7.12 Exercisability in the Event of Death. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee’s personal representatives, heirs, or legatees subject to the provisions of Section 7.4 hereof.

7.13 Recapitalization or Reorganization of Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Option rights granted under the Plan, and the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the

Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Optionee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised Options theretofore granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to issue substitute Options in place thereof; provided, however, that, notwithstanding the foregoing, if such Options would be cancelled in accordance with the foregoing, the Optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise such Option in whole or in part without regard to any installment exercise provisions in the Option agreement.

7.14 Modification, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend, or renew outstanding Options granted under the Plan and accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, without the approval of the Board, modify any outstanding Incentive Stock Option in any manner which would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

7.15 Other Provisions. ach Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

7.16 Non-Employee Directors. Notwithstanding anything to the contrary contained herein, each Eligible Director of the Company shall receive Stock Options as set forth in this Section 7.16 without the requirement of any action by the Plan Administrator, and Eligible Directors shall only participate in the Plan to the extent specified in this Section 7.16.

(a) Each Director of the Company shall be an Eligible Director who automatically receives Options under this Plan, only if such Director (i) is not then an employee of the Company or any of its subsidiaries (a “Non-Employee Director”), and (ii) does not then, directly or indirectly, beneficially own more than one percent (1%) of any class of the outstanding stock of the Company. Only Eligible Directors may receive Options under this Section 7.16 of the Plan. A Director of the Company shall not be deemed to be an employee of the Company or any of its subsidiaries solely by reason of the existence of an agreement between such Director and the Company or any subsidiary thereof pursuant to which the Director provides services as a consultant to the Company or its subsidiaries on a regular or occasional basis for compensation.

(b) A person who becomes an Eligible Director shall automatically receive as an initial grant, on the date that the person becomes an Eligible Director, a Non-Qualified Stock Option valued at $30,000 on the date of grant based on the Black-Scholes method of option valuation, and an additional annual grant on January 15 of each year of a Non-Qualified Stock Option valued at $30,000 as of the date of grant based on the Black-Scholes method of option valuation. A director will not receive an additional annual grant on the first annual meeting at which occurs his or her election to the Board by the shareholders, unless such meeting is at least 270 days after the date of the initial grant.

(c) Each Non-Qualified Stock Option granted under Section 7.16(a) and (b) above shall become exercisable as to one-third (1/3) of the total number of shares covered thereby on or after the first anniversary date of the grant of such Option, and an additional one-third (1/3) of such total number of shares on or after each consecutive anniversary date thereafter until the Option has become exercisable as to all of such total number of shares.

(d) Each Non-Qualified Stock Option granted under this Section 7.16 shall expire upon the earliest of the following events:

(1) Ten (10) years from the date the Option was granted;

(2) The termination of the Plan;

(3) Three (3) months after the date on which the person ceases to be any of a Director, Consultant or employee of the Company and its subsidiaries, except that if the cessation of services was caused by the person’s death or Disability, the expiration of one (1) year after the cessation of such services.

(e) The exercise price of the Non-Qualified Stock Options granted under this Section 7.16 shall be one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant.

8. Termination or Amendment of the Plan. The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of Common Stock of the Company represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum) or by the written consent of a majority of the outstanding shares of Common Stock, there shall be, except by operation of the provisions of Section 7.13, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive Options granted under the Plan, no reduction in the exercise price of Options granted under the Plan, and no extension of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

9. Indemnification. In addition to such other rights of indemnification as they may have as members of the Plan Administrator, the members of the Plan Administrator administering the Plan shall be indemnified by the Company against reasonable expense, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

10. Effective Date and Term of Plan. This amended Plan shall become effective (the “Effective Date”) on September     , 2004. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on May 31, 2009.

IN WITNESS WHEREOF, the Company by its duly authorized officer, has caused this Plan to be executed at Huntington Beach, California, this      day of September     , 2004.

BJ’S RESTAURANTS, INC.

By:
Paul Motenko Co-Chief Executive Officer

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